Exhibit 99.1

Depomed Announces Second Quarter 2017 Financial Results

- Updates Full-Year Financial Guidance -

- Second Quarter Revenues of $100 million -

- Increases Neurology Salesforce Effective September 1 -

- Conference Call Scheduled for Today at 4:30 PM EDT; Dial In Information Below -

NEWARK, California, August 7, 2017 - Depomed, Inc. (Nasdaq:DEPO) today reported financial results for the quarter ended June 30, 2017 and provided an update to the business.

“Our second quarter product revenue was broadly in line with our expectations,” said Arthur Higgins, President and CEO of Depomed. “We continue to operate in an environment that is challenging and rapidly evolving.  The increasing public focus on opioids as well as opioid manufacturers, including by government agencies and other industry stakeholders, will continue to disrupt the opioid markets.  While our flagship NUCYNTA franchise continues to outperform the long and short-acting markets, it is clearly not immune to these developments. Despite these challenges we continue to see opportunities to develop a leadership position in the treatment of pain by working with all stakeholders to encourage the appropriate prescribing and use of opioids. As a company, we remain committed to serving the pain management needs of patients and their physicians.”

Business and Financial Highlights

•                  Second quarter 2017 revenues were $100 million, broadly in line with our estimates

•                  Second quarter ending cash and marketable securities was $117 million, an increase of $26 million during the quarter after prepayment of $100 million of secured debt and an associated $4 million prepayment fee

•                  Quarterly GAAP net loss of ($27) million or ($0.43) per share

•                  Quarterly non-GAAP adjusted earnings of $5 million, or $0.08 per share

•                  Quarterly non-GAAP adjusted EBITDA of $28 million

•                  Instituted corporate governance updates to further align shareholder interests and corporate governance best practices

•                  Increasing Neurology salesforce effective September 1

REVENUES (GAAP BASIS)

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Product sales, net:
Nucynta products	$63,938	$71,917	$124,634	$141,281
Gralise	18,122	23,788	36,674	42,811
Cambia	8,495	7,618	15,698	13,790
Lazanda	5,274	6,352	9,199	10,912
Zipsor	4,403	6,842	9,054	12,294
Managed care dispute reserve	—	—	(4,742)	—
Total product sales, net	100,232	116,517	190,517	221,088

Royalties	225	165	387	374

Total revenues (GAAP Basis)	$100,457	$116,682	$190,904	$221,462

Increase in Neurology Salesforce

The Company is reinvesting in its neurology salesforce which is focused on Gralise and Cambia. The team is growing from 40 to 90 sales representatives effective September 1st. This investment, which will increase SG&A expense in the second half of the year, is designed to advance the Company’s initiative to strengthen its neurology platform and create a more diversified business.

Updated 2017 Financial Outlook

The Company is updating its 2017 financial guidance as a result of recent developments, including (a)  increased pressure on short-acting and long-acting opioid markets by federal and state governments, managed care and other stakeholders, (b) July shipment and prescription demand trends, (c) increased legal expenses associated with responding to recent government inquiries and subpoenas directed to opioid manufacturers and (d) expenses associated with the increase in the neurology salesforce:

	Updated Guidance	Prior Guidance
Total Revenue (GAAP)	$395 to $410 million	$405-$425 million
Total Revenue (Non-GAAP)	$400 to $415 million	$410-$430 million
Non-GAAP SG&A Expense	$195 to $201 million	$187-$197 million
Non-GAAP R&D Expense	$18 to $23 million	$22-$29 million
Non-GAAP Adjusted EBITDA	$107 to $117 million	$120-$130 million

The decrease in non-GAAP R&D expense is related to lower post-marketing pediatric study expenses. The new Non-GAAP Adjusted EBITDA guidance reflects the reduction in the midpoint of the revenue guidance and the increased expenses.

The Company is not providing GAAP net loss or GAAP expense guidance, as the Company is not able to estimate its non-recurring expenses for 2017.

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. generally accepted accounting principles, or GAAP, basis, we have included information about non-GAAP adjusted earnings, non-GAAP adjusted earnings per share and non-GAAP adjusted EBITDA, non-GAAP financial measures, as useful operating metrics. We believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and results from period to period. We use these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP adjusted earnings and non-GAAP adjusted earnings per share are not based on any standardized methodology prescribed by GAAP and represent GAAP net income (loss) and GAAP earnings (loss) per share adjusted to exclude amortization, IPR&D and non-cash adjustments related to product acquisitions, stock-based compensation expense, non-cash interest expense related to debt,  the special meeting requests made by an activist investor and CEO transition, restructuring costs, adjustments associated with non-recurring legal settlements and disputes, and to adjust for the tax effect related to each of the non-GAAP adjustments. Non-GAAP adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net income (loss) adjusted to exclude interest income, interest expense, amortization, IPR&D and non-cash adjustments related to product acquisitions, stock-based compensation expense, depreciation, taxes, restructuring costs, adjustments related to non-recurring legal settlements and disputes, the special meeting requests made by an activist investor, and CEO transition. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

Conference Call

Depomed will host a conference call today, Monday, August 7th beginning at 4:30 p.m. EDT (1:30 p.m. PDT) to discuss its results. Participants can access the call by dialing (866) 643-3010 (United States) or (857) 270-6032 (International) referencing Conference ID 61913049. The conference call will also be available via a live webcast under the Investor Relations section of Depomed’s website at http://www.Depomed.com. Access the website 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the Company’s website for three months.

About Depomed

Depomed is a leading specialty pharmaceutical company focused on enhancing the lives of the patients, families, physicians, providers and payors we serve through commercializing innovative products for pain and neurology related disorders. Depomed markets six medicines with areas of focus that include mild to severe acute pain, moderate to severe chronic pain, neuropathic pain, migraine and breakthrough cancer pain. Depomed is headquartered in Newark, California. To learn more about Depomed, visit www.depomed.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to the commercialization of NUCYNTA ER, NUCYNTA, Gralise, CAMBIA, Zipsor and Lazanda, Depomed’s financial outlook for 2017 and expectations regarding financial results and potential business opportunities and other risks detailed in the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The achievement of 2017 financial guidance is significantly dependent upon the success of NUCYNTA ER and NUCYNTA, and the continuing public focus on the opioid markets and the decline in the short-acting and long-acting opioid markets present risk to achievement of financial guidance. The inclusion of forward-looking statements should not be regarded as a representation that any of the Company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

INVESTOR AND MEDIA CONTACT:

Christopher Keenan
VP, Investor Relations and Corporate Communications
510-744-8000
ckeenan@depomed.com

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$100,232	$116,517	$190,517	$221,088
Royalties	225	165	387	374
Total revenues	100,457	116,682	190,904	221,462

Costs and expenses:
Cost of sales	19,725	20,965	37,499	44,514
Research and development expense	5,614	7,116	10,698	13,065
Selling, general and administrative expense	50,010	51,903	98,529	104,462
Amortization of intangible assets	25,735	27,037	51,470	54,074
Restructuring charges	3,441	—	3,441	—
Total costs and expenses	104,525	107,021	201,637	216,115

Loss from operations	(4,068)	9,661	(10,733)	5,347
Interest and other income	282	67	532	197
Loss on prepayment of senior notes	(5,364)	(5,777)	(5,364)	(5,777)
Interest expense	(17,758)	(20,148)	(37,882)	(42,875)
(Provision for)/Benefit from income taxes	249	5,656	47	11,650
Net loss	$(26,659)	$(10,541)	$(53,400)	$(31,458)

Basic and diluted net loss per share	$(0.43)	$(0.17)	$(0.86)	$(0.52)
Shares used in calculating basic and diluted net loss per share	62,532	61,166	62,331	61,032

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2017	2016

Cash, cash equivalents and marketable securities	$116,799	$177,420
Accounts receivable	78,708	102,589
Inventories	10,433	13,033
Property and equipment, net	14,532	15,526
Intangible assets, net	850,679	902,149
Prepaid and other assets	14,449	14,620
Total assets	$1,085,600	$1,225,337

Accounts payable	12,408	14,855
Income tax payable	—	59
Interest payable	13,208	15,924
Accrued liabilities	53,052	59,398
Accrued rebates, returns and discounts	140,006	131,536
Senior notes	368,612	466,051
Convertible notes	260,938	252,725
Contingent consideration liability	7,356	14,825
Other liabilities	18,625	19,176
Shareholders’ equity	211,396	250,788
Total liabilities and shareholders’ equity	$1,085,600	$1,225,337

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

GAAP net loss	$(26,659)	$(10,541)	$(53,400)	$(31,458)
Non-cash interest expense on debt	6,124	5,166	10,774	9,401
Managed care dispute reserve	—	—	4,742	—
Intangible amortization related to product acquisitions	25,735	27,037	51,470	54,074
Inventory step-up related to product acquisitions	—	5	—	16
Contingent consideration related to product acquisitions	(863)	490	(5,332)	907
Stock based compensation	3,403	4,328	6,959	8,238
Other costs (1)	253	743	2,529	927
Restructuring charges	3,441	—	3,441	—
Valuation allowance on deferred tax assets	7,534	—	15,102	—
Income tax effect of non-GAAP adjustments (3)	(13,519)	(13,190)	(26,403)	(25,733)
Non-GAAP adjusted earnings	$5,449	$14,038	$9,882	$16,372
Add interest expense of convertible debt, net of tax (2)	1,348	1,348	2,695	2,695
Numerator	$6,797	$15,386	$12,577	$19,067
Shares used in calculation (2)	81,400	81,356	81,719	81,044
Non-GAAP adjusted earnings per share	$0.08	$0.19	$0.15	$0.24

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor, CEO transition and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt.

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

(3) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate. Expected cash taxes were zero for the three months ended June 30, 2017 and $1,791 for the three months ended June 30, 2016. Expected cash taxes were $202 for the six months ended June 30, 2017 and $2,811 for the six months ended June 30, 2016.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

GAAP net loss	$(26,659)	$(10,541)	$(53,400)	$(31,458)
Pharmacy benefit manager dispute reserve	—	—	4,742	—
Intangible amortization related to product acquisitions	25,735	27,037	51,470	54,074
Inventory step-up related to product acquisitions	—	5	—	16
Contingent consideration related to product acquisitions	(863)	490	(5,332)	907
Stock based compensation	3,403	4,328	6,959	8,238
Interest income	(56)	(67)	(260)	(197)
Interest expense	22,673	25,320	42,245	47,336
Depreciation	608	632	1,234	1,262
Benefit from income taxes	(249)	(5,656)	(47)	(11,650)
Other costs (1)	253	743	2,529	927
Restructuring charges	3,441	—	3,441	—
Transaction costs	—	1	—	44
Non-GAAP adjusted EBITDA	$28,286	$42,292	$53,581	$69,499

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor, CEO transition and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt.

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the three months ended June 30, 2017

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Restructuring Charges	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$19,725	$5,614	$50,010	$3,441	$25,735	$(17,758)	$249
Non-cash interest expense on debt	—	—	—	—	—	6,124	—
Intangible amortization related to product acquisitions	—	—	—	—	(25,735)	—	—
Contingent consideration related to product acquisitions	—	—	1,128	—	—	(265)	—
Stock based compensation	(39)	(260)	(3,104)	—	—	—	—
Other costs	—	—	(253)	—	—	—	—
Restructuring charges	—	—	—	(3,441)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	—	7,534
Income tax effect of non-GAAP adjustments	—	—	—	—	—	—	(13,519)
Non-GAAP adjusted	$19,686	$5,354	$47,781	$—	$—	$(11,899)	$(5,736)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the three months ended June 30, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$20,965	$7,116	$51,903	$27,037	$(20,148)	$5,656
Non-cash interest expense on debt	—	—	—	—	5,166	—
Intangible amortization related to product acquisitions	—	—	—	(27,037)	—	—
Inventory step-up related to product acquisitions	(5)	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	110	—	(600)	—
Stock based compensation	(8)	(131)	(4,189)	—	—	—
Other costs	—	—	(743)	—	—	—
Income tax effect of non-GAAP adjustments	—	—	—	—	—	(13,190)
Non-GAAP adjusted	$20,952	$6,985	$47,081	$—	$(15,582)	$(7,534)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the six months ended June 30, 2017

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	Selling, general and administrative expense	Restructuring Charges	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$190,904	$37,499	$10,698	$98,529	$3,441	$51,470	$(37,882)	$47
Non-cash interest expense on debt	—	—	—	—	—	—	10,774	—
Managed care dispute reserve	4,742	—	—	—	—	—	—	—
Intangible amortization related to product acquisitions	—	—	—	—	—	(51,470)	—	—
Contingent consideration related to product acquisitions	—	—	—	6,128	—	—	(796)	—
Stock based compensation	—	(75)	(607)	(6,277)	—	—	—	—
Other costs	—	—	—	(2,529)	—	—	—	—
Restructuring charges	—	—	—	—	(3,441)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	—	—	15,102
Income tax effect of non-GAAP adjustments	—	—	—	—	—	—	—	(26,403)
Non-GAAP adjusted	$195,646	$37,424	$10,091	$95,851	$—	$—	$(27,904)	$(11,254)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the six months ended June 30, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$44,514	$13,065	$104,462	$54,074	$(42,875)	$11,650
Non-cash interest expense on debt	—	—	—	—	9,401	—
Intangible amortization related to product acquisitions	—	—	—	(54,074)	—	—
Inventory step-up related to product acquisitions	(16)	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	287	—	(1,194)	—
Stock based compensation	(16)	(208)	(8,014)	—	—	—
Other costs	—	—	927	—	—	—
Income tax effect of non-GAAP adjustments	—	—	—	—	—	(25,733)
Non-GAAP adjusted	$44,482	$12,857	$97,662	$—	$(34,668)	$(14,083)

RECONCILIATION OF GAAP NET LOSS PER SHARE TO NON-GAAP ADJUSTED EARNINGS PER SHARE

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

GAAP net loss per share	$(0.43)	$(0.17)	$(0.86)	$(0.52)
Conversion from basic shares to diluted shares	0.10	0.04	0.20	0.13
Non-cash interest expense on debt	0.08	0.06	0.13	0.12
Managed care dispute reserve	—	—	0.06	—
Intangible amortization related to product acquisitions	0.32	0.33	0.63	0.67
Inventory step-up related to product acquisitions	—	0.00	—	0.00
Contingent consideration related to product acquisitions	(0.01)	0.01	(0.07)	0.01
Stock based compensation	0.04	0.05	0.09	0.10
Other costs	0.00	0.01	0.03	0.01
Restructuring charges	0.04	—	0.04	—
Valuation allowance on deferred tax assets	0.09	—	0.18	—
Income tax effect of non-GAAP adjustments	(0.17)	(0.16)	(0.32)	(0.32)
Add interest expense of convertible debt, net of tax (2)	0.02	0.02	0.03	0.03
Non-GAAP adjusted earnings per share	$0.08	$0.19	$0.15	$0.24